Acquisition	12 Months Ended
Jul. 01, 2016
Business Combinations [Abstract]
Acquisition
Acquisitions
The consolidated financial statements include the results of operations of acquired companies commencing after their respective acquisition dates.
Acquisition of SanDisk
On May 12, 2016, WDT, a wholly-owned subsidiary of the Company, completed the acquisition of SanDisk, a global leader in NAND flash storage solutions. The Merger is primarily intended to deepen the Company’s expertise in non-volatile memory and enable the Company to vertically integrate into NAND, securing long-term access to solid state technology at a lower cost.
At the SanDisk Closing Date, each issued and outstanding share of SanDisk common stock, other than shares of SanDisk common stock held in the treasury of SanDisk, shares of SanDisk common stock owned by stockholders who had validly exercised their appraisal rights under Delaware law and shares of SanDisk common stock owned by Western Digital or any subsidiary of Western Digital, was converted into the right to receive $67.50 per share in cash; and 0.2387 shares of Western Digital common stock per share of SanDisk common stock, with cash paid in lieu of fractional shares.
The aggregate purchase price of the SanDisk acquisition was $15.588 billion, consisting of $13.77 billion in cash funded with existing cash and cash from new debt, 49 million newly issued shares of the Company’s common stock with a fair value of $1.76 billion and $58 million related to the fair value of stock options and RSUs assumed. The fair value of the newly issued shares of the Company’s common stock was determined based on the closing market price of the Company’s shares of common stock on the date of the acquisition. The fair values of stock options assumed were estimated using a binomial option-pricing model.

May 12, 2016
(in millions)
Cash consideration	$13,766
Equity consideration	1,764
Fair value of assumed equity attributed to pre-combination service	58
Total purchase price	$15,588

Assets Acquired and Liabilities Assumed at Fair Value
The transaction has been accounted for using the acquisition method of accounting which requires that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. The values assigned to the assets acquired and liabilities assumed are based on preliminary estimates of fair value available as of the date of this Annual Report on Form 10-K, and may be adjusted during the measurement period of up to 12 months from the date of acquisition as further information becomes available. Any changes in the fair values of the assets acquired and liabilities assumed during the measurement period may result in adjustments to goodwill. As of July 1, 2016, the primary areas that are not yet finalized due to information that may become available subsequently and may result in changes in the values assigned to various assets and liabilities, include the fair values of acquired property, plant and equipment, intangible assets and related deferred tax liabilities as well as assumed tax assets and liabilities.
The following table summarizes the preliminary fair values of the assets acquired and liabilities assumed at the SanDisk Closing Date:

May 12, 2016
(in millions)
Cash and cash equivalents	$3,931
Marketable securities	737
Accounts receivables, net	394
Inventories	1,069
Other current assets	787
Property, plant and equipment	917
Notes receivable and investments in Flash Ventures	1,012
Intangible assets	4,955
Other non-current assets	144
Total assets	13,946
Accounts payable, accrued liabilities and other current liabilities	1,036
Deferred tax liabilities	572
Other long-term liabilities	190
Convertible notes and related derivatives	3,743
Total liabilities	5,541
Net assets acquired	8,405
Goodwill	7,183
Total purchase price	$15,588

Accounts Receivable, Net
Accounts receivable are net of allowances for program-related incentives and doubtful accounts of $262 million.
Inventories
Finished goods were valued at estimated selling prices less costs of disposal and a reasonable profit allowance for the selling effort. Work-in-process inventory was valued at estimated selling prices less costs to complete, costs of disposal and a reasonable profit allowance for the completion and selling effort, or at estimated replacement costs for certain components. Raw materials were valued at estimated replacement costs at the date of acquisition.
Property, Plant and Equipment
The property, plant and equipment acquired were valued using either the replacement cost or market value approach, as appropriate, as of the date of acquisition. The following table summarizes the preliminary estimated fair value of the property, plant and equipment acquired and their estimated useful lives:

	Estimated Fair Value	Estimated Weighted-Average Useful Life
	(in millions)	(in years)
Land	$73	—
Buildings	315	15
Machinery and equipment	491	2
Furniture and fixtures	16	4
Leasehold improvements	22	5
Total property, plant and equipment	$917

Identifiable Intangible Assets Acquired
The following table summarizes the preliminary fair values and estimated useful lives of the intangibles acquired:

	Estimated Fair Value	Estimated Weighted-Average Useful Life
	(in millions)	(in years)
Developed technology	$1,360	2.5
Trade name and trademarks	610	7.0
Customer relationships	475	7.0
Supply agreements	130	2.5
Backlog	50	0.1
In-process research and development	2,330	N/A
Total acquired identifiable intangible assets	$4,955

The fair values of the identifiable intangible assets acquired were estimated using an income approach. The fair value of the finite-lived intangible assets will be amortized over the estimated useful lives based on the pattern in which the economic benefits are expected to be received to cost of revenue and operating expenses. SanDisk had IPR&D projects associated with new generations of 3D BICS memory technology, a next generation of controllers for retail products, and a new platform for enterprise solutions products that have not yet reached technological feasibility as of the SanDisk Closing Date. These projects are expected to enable increased layers in and achieve lower costs for memory products compared to existing 2D NAND technology, improve controller performance and cost, and expand the range of enterprise solutions offerings. Accordingly, the Company recorded indefinite-lived intangible assets of $2.3 billion for the fair value of these projects, which will initially not be amortized. Instead, the projects will be tested for impairment on an annual basis or more frequently whenever events or changes in circumstances indicate that the projects may be impaired or may have reached technological feasibility. Once a project reaches technological feasibility, the Company will begin to amortize the intangible asset over its estimated useful life.
Goodwill
Goodwill represents the excess of the preliminary estimated purchase price over the sum of the estimated fair values assigned to assets acquired less liabilities assumed. The $7.18 billion of goodwill recognized is primarily attributable to the benefits the Company expects to derive from deepening the Company’s expertise in non-volatile memory and enabling the Company to vertically integrate into NAND, securing long-term access to solid state technology at a lower cost. None of the goodwill is expected to be deductible for tax purposes.
Convertible Notes and Related Derivatives
On the SanDisk Closing Date, SanDisk had outstanding $997 million aggregate principal amount of the 2017 Notes and $1.5 billion aggregate principal amount of the 2020 Notes. Concurrently with the issuance of the SanDisk Notes, SanDisk also purchased call options and sold warrants. The assumed liability for the SanDisk Notes and related derivatives reflects the estimated fair values of the SanDisk Notes and the related call options and warrants. See Note 3 to the consolidated financial statements for additional disclosures related to the SanDisk Notes.
Stock-Based Compensation
In connection with the Merger, each outstanding SanDisk option and RSU that was unvested as of the SanDisk Closing Date and each outstanding underwater vested option was converted into equivalent options and RSUs, in each case with respect to shares of the Company’s common stock, using the equity award exchange ratio in accordance with the Merger agreement. The value of these converted awards related to pre-combination expense was $58 million and is included in the aggregate purchase price. The remaining value of the converted awards represents post-combination expense and will be recognized by the Company over the remaining service periods. As of July 1, 2016, the future expense for the assumed SanDisk options and RSUs was $347 million, which will be recognized over a weighted average service period of approximately 2.7 years.
Acquisition-related Expenses
During 2016, the Company incurred $98 million of transaction expenses related to the Merger, which are included within selling, general and administrative expense in the consolidated statements of income. During 2016, the Company incurred merger-related charges of $30 million associated with the acceleration of certain equity awards in connection with the Merger, of which $24 million was recorded in selling, general and administrative expenses and $6 million was recorded in R&D. The Company also incurred $31 million of other acquisition related expenses, primarily consisting of retention and separation costs in connection with the Merger which are included in selling, general and administrative expenses in 2016.
SanDisk Results
Management does not have a practical method for allocating certain costs and tax elements to the SanDisk operations; however, the amount of revenue attributable to SanDisk in the Company’s consolidated statement of income from the acquisition date to July 1, 2016 was $793 million.
Pro Forma Financial Information (Unaudited)
The unaudited financial information in the table below summarizes the combined results of operations of the Company and SanDisk, on a pro forma basis, as though the combination had occurred as of the beginning of fiscal 2015. The pro forma financial information presented includes the effects of adjustments related to the fair value of acquired inventory, amortization charges from acquired intangible assets, depreciation charges from acquired fixed assets, interest expenses from financing the acquisition, share-based compensation expenses from the conversion of unvested equity awards and the elimination of certain expenses directly related to the transaction. The pro forma financial information as presented below is for informational purposes only and is not necessarily indicative of the results of operations that would have been achieved if the acquisition and any borrowings undertaken to finance the acquisition had taken place at the beginning of the earliest period presented, nor does it intend to be a projection of future results:

	2016	2015
	(in millions, except per share amounts)
Revenue	$17,846	$20,613
Net income	65	762
Basic income per common share	$0.23	$2.71
Diluted income per common share	0.23	2.65

Acquisition of Amplidata
On March 9, 2015, the Company acquired Amplidata NV (“Amplidata”), a developer of object storage software for public and private cloud data centers. As a result of the acquisition, Amplidata became a wholly owned indirect subsidiary of the Company. The purchase price of the acquisition was $267 million, consisting of $245 million funded with available cash at the time of the acquisition, $19 million related to the fair value of a previously-held cost method investment and $3 million related to the fair value of stock options assumed. The acquisition furthers the Company’s strategy to expand into higher value data storage platforms and systems that address the growth in storage requirements in cloud data centers.
The Company identified and recorded the assets acquired and liabilities assumed at their estimated fair values at the date of acquisition and allocated the remaining value of $215 million to goodwill. The values assigned to the acquired assets and liabilities were finalized prior to March 9, 2016, which was the final date of the 12-month measurement period following the date of the acquisition. The individual tangible and intangible assets acquired as well as the liabilities assumed in the acquisition were immaterial to the Company’s consolidated financial statements.
The final purchase price allocation for Amplidata was as follows:

March 9, 2015
(in millions)
Tangible assets acquired and (liabilities) assumed, net	$(24)
Intangible assets	76
Goodwill	215
Total	$267

The final purchase price allocation reflects adjustments since the date of acquisition, that consist of an increase of $42 million to goodwill, which primarily related to an adjustment to the value of deferred taxes acquired, an adjustment to the value of intangible assets acquired and an adjustment for the fair value of stock options assumed in the acquisition of Amplidata. The $215 million of goodwill recognized is primarily attributable to the benefits the Company expects to derive from an ability to create HDD storage solutions leveraging the core software acquired and is not expected to be deductible for tax purposes. The impact to revenue and net income attributable to Amplidata was immaterial to the Company’s consolidated financial statements for 2016.